UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2011

TRANSOCEAN LTD.

(Exact name of registrant as specified in charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland		CH-1214
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

For purposes of Transocean Ltd.’s (the “Company’s”) Registration Statement on Form S-3 (Registration No. 333-169401) (the “Registration Statement”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the nine month period ended September 30, 2011, and the years ended December 31, 2010, 2009, 2008, 2007 and 2006, is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
12.1	Computation of the Ratio of Earnings to Fixed Charges for the nine month period ended September 30, 2011, and the years ended December 31, 2010, 2009, 2008, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: November 30, 2011	By:	/s/ Heather G. Callender
Heather G. Callender
Associate General Counsel

Index to Exhibits

Exhibit Number	Description
12.1	Computation of the Ratio of Earnings to Fixed Charges for the nine month period ended September 30, 2011, and the years ended December 31, 2010, 2009, 2008, 2007 and 2006.